SUPPLEMENT DATED FEBRUARY 19, 2015 TO
                      THE PROSPECTUS DATED JANUARY 2, 2015

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1264

      Zacks Rank Strong Buy 50 Strategy Portfolio, Series 2 (the "Trust")
                              File No. 333-200559

     Due to an inadvertent mistake, the market capitalization breakdown for the Trust's securities was incorrectly stated. Notwithstanding anything to the contrary in the Prospectus, the "Market Capitalization" table under "Investment Summary-Portfolio Diversification" section for the Trust is hereby deleted and replaced with the following:


     Market Capitalization                  Approximate Portfolio Percentage
     ---------------------                  --------------------------------
     Small-Capitalization                                             79.98%
     Mid-Capitalization                                               16.06%
     Large-Capitalization                                              3.96%
                                                                     -------
     Total                                                           100.00%
                                                                     =======

     In addition, the fourth bullet under "Investment Summary-Principal Risks" section for the Trust is hereby deleted and replaced with the following:

     o The trust invests in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of large-capitalization companies. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources and may be more vulnerable to adverse general market or economic developments.


                       Please keep for future reference.